SUMMARY PROSPECTUS

May 1, 2025

The Advisors’ Inner Circle Fund III

ARGA Value Fund

Investor Shares: ARUVX*

Institutional Shares: ARUIX

INVESTMENT ADVISER:

ARGA INVESTMENT MANAGEMENT, LP

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.argainvest.com/arga-value-fund/. You can also get this information at no cost by calling 866-234-ARGA (866-234-2742), by sending an e-mail request to argafunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

* Investor Shares of the Fund are currently not available for purchase.

ARGA Value Fund

Investment Objective

The ARGA Value Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[2]	12.78%	12.63%
Shareholder Servicing Fees	0.15%	None
Other Operating Expenses	12.63%	12.63%
Total Annual Fund Operating Expenses	13.53%	13.13%
Less Fee Reductions and/or Expense Reimbursements[1]	(12.48)%	(12.48)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.05%	0.65%

[1]

ARGA Investment Management, LP (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses excluding any class-specific expenses (including Distribution and/or Service (12b-1) Fees and Shareholder Servicing Fees), brokerage commissions, acquired fund fees and expenses, dividend and interest securities sold short, and certain other expenses (“Gross Expenses”) from exceeding 0.65% of the average daily net assets of each of the Fund’s share classes until April 30, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Gross Expenses are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2026.

[2]	Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$107	$2,685	$4,842	$8,817
Institutional Shares	$66	$2,588	$4,717	$8,697

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies and in other financial instruments, such as shares of exchange-traded funds (“ETFs”), that have similar economic characteristics to such securities. This 80% investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the 80% policy, the Fund may purchase stocks issued by companies of any size, but it typically focuses its investments on large-cap stocks.

The Fund considers a company to be a U.S. company if any of the following apply: (i) its securities are traded principally in the United States; (ii) it is organized under the laws of, or has a principal office in, the United States; or (iii) while traded on any market, it derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States (the “Revenue or Asset Test”).

For purposes of the Fund’s 80% investment policy, equity securities include common stock, preferred stock, rights, warrants, convertible securities, Master Limited Partnerships (“MLPs”), private placements through both initial and secondary underwritten offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption from registration under the 1933 Act), ETFs and real estate investment trusts (“REITs”). The Fund may also invest up to 20% of its total assets in depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)). Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests of non-U.S. companies.

In seeking to achieve the Fund’s investment objective, the Adviser utilizes a “value style” of investing. The Adviser believes that investors overreact to short-term developments in companies, leading to opportunities to generate gains as the companies recover. The Adviser’s valuation-focused process uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on a company’s long-term earnings power and dividend-paying capability.

The Adviser primarily targets a portfolio of U.S. equity securities that, in the Adviser’s opinion, appear to be temporarily undervalued by the stock market. In selecting securities to buy for the Fund, the Adviser combines quantitative screens with fundamental research. The Adviser applies quantitative screening to rank companies on key value metrics, including price-to-consensus forecast earnings, price-to-book value, dividend yield and normalized earnings yields (adjusted for return on invested capital) to focus its analysis generally on the most undervalued companies. Fundamental research is then used to develop fundamental forecasts to estimate long-term earnings power and dividend paying capability of the companies, such as revenue growth rates and operating margins. The research also considers various economic and company-specific scenarios that may affect these fundamental forecasts. These forecasts are then analyzed in the Adviser’s dividend discount model, which estimates the present value of future forecast dividend payments by discounting them at an appropriate interest rate. In other words, the Adviser’s dividend discount model estimates what these forecasted dividend payments are worth in today’s dollars. The Adviser then selects securities that the Adviser perceives as trading at a discount to intrinsic value as estimated by the dividend discount model. Generally, the more attractive the Adviser views the valuation upside, after taking into consideration potential risks, the larger the position size. The Fund may invest in ETFs for cash management purposes, including to equitize cash, while the Adviser determines how to invest the cash. The Fund will primarily invest in ETFs that have characteristics consistent with the Fund’s principal investment strategy.

Further, the Adviser considers sustainability as encompassing broad environmental and other economic factors that may impact companies’ long-term earnings and valuations. Sustainability risks and opportunities are evaluated in the Adviser’s investment process similar to other fundamental factors. Where material and quantifiable, considerations such as sustainability impacts on costs, earnings, market share and competitive position, may affect the Adviser’s assessment of company valuations.

The Adviser will generally sell a security when it has a relatively low expected return to intrinsic value. Additionally, the Adviser may sell a security if its fundamentals deteriorate or if the Adviser identifies another security that the Adviser believes has a relatively more attractive discount to intrinsic value.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Value Style Risk — The Adviser’s value investment style may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Large Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States and may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risks of Investment in Countries Outside the United States — To the extent the Fund invests in companies which are based outside of the United States but satisfy the Revenue or Asset Test, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers based in countries outside the United States. The Fund may also be susceptible to foreign exchange risk due to investments in issuers outside the United States.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Depositary Receipts Risk — Depositary receipts, such as ADRs, GDRs and EDRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Sustainability Risk — The Fund may purchase and hold securities that present sustainability risks. The evaluation of sustainability factors is often subjective and the Adviser may not identify or evaluate every relevant sustainability factor with respect to every investment. As a result, the sustainability evaluation performed by the Adviser may differ from the evaluations made by other investment advisers and may not reflect the beliefs or values of any particular investor. While the adviser may engage with companies on sustainability factors and related concerns as deemed appropriate, such engagement may not always yield positive outcomes and the adviser makes no representation that any change or improvement in a company’s sustainability or related issues is or was a direct result of adviser’s engagement. In addition, the evaluation of sustainability risks and opportunities and implementation of applicable sustainability-related investment restrictions (i.e., screens) rely on the availability of timely, complete and accurate sustainability data being reported by issuers and/or third-party research providers, and sustainability-related data is often based on estimates or assumptions. The Adviser’s ability to evaluate and assess sustainability risks and opportunities and the successful implementation of applicable sustainability-related investment restrictions may be limited or compromised to the extent relevant data is unavailable or inaccurate. The Adviser evaluates sustainability factors that lead to potential risks or opportunities, in the same way as other financial factors. As a result, the integration of any such factor, including sustainability may lead the Fund to perform differently compared to accounts that do not integrate sustainability factors.

ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Rights and Warrants Risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Private Placements Risk — Investments in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Master Limited Partnerships (MLPs) Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Valuation Risk — The sales price the Fund could receive for any particular portfolio investment may differ from the valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the security was not fair-valued or if it was valued using a different valuation methodology.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s Institutional Class Shares’ performance for the 2024 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception periods compare with those of a broad measure of market performance and a more narrowly based index with characteristics relevant to the Fund’s strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this Prospectus, Investor Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Investor Class Shares of the

Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than the expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Current performance information is available on the Fund’s website at https://www.argainvest.com or by calling toll-free to 866-234-ARGA (866-234-2742).

Best Quarter	Worst Quarter
10.34%	(7.07)%
3/31/2024	6/30/2024

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/25 to 03/31/25 was (1.59)%.

Annual Total Returns for Periods Ended December 31, 2024

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2024 and since inception to those of an appropriate broad based index and a more narrowly based index with characteristics relevant to the Fund’s strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-

tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

ARGA Value Fund	1 Year	Since Inception (8/31/2023)
Return Before Taxes Institutional Shares	6.46%	13.31%
Return After Taxes on Distributions Institutional Shares	3.09%	10.49%
Return After Taxes on Distributions and Sale of Fund Shares Institutional Shares	4.32%	9.29%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	24.50%	23.24%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.65%	14.14%

Investment Adviser

ARGA Investment Management, LP

Portfolio Managers

A. Rama Krishna, CFA, Chief Investment Officer and founder of the Adviser, has managed the Fund since its inception in 2023.

Robert J. Mitchell, Ph.D., Global Business Analyst at the Adviser, has managed the Fund since its inception in 2023.

P. Sujith Kumar, Global Business Analyst and Research Manager at the Adviser, has managed the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Investor Shares of the Fund for the first time, you must invest at least $5,000. Your subsequent investments must be made in amounts of at least $100. Systematic planned contributions are required to be at least $100. Investor Shares of the Fund are currently not available for purchase.

To purchase Institutional Shares of the Fund for the first time, you must invest at least $250,000. There is no minimum for subsequent investments.

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: ARGA Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: ARGA Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-234-ARGA (866-234-2742).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

ARG-SM-003-0500